UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2015

WestRock Company
(Exact name of registrant as specified in its charter)

Delaware		47-3335141
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South 5th Street, Richmond, VA	23219
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 444-1000

504 Thrasher Street, Norcross, Georgia 30071
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Credit Agreement

On July 1, 2015, WestRock Company (formerly known as Rome-Milan Holdings, Inc.), a Delaware corporation (the “Company”), entered into a credit agreement (the “Credit Agreement”) among the Company, as borrower, RockTenn Company of Canada Holdings Corp./Compagnie de Holdings RockTenn du Canada Corp., a Nova Scotia unlimited liability company (“RockTenn Canada”), as Canadian borrower, the other borrowers from time to time party thereto, the guarantors from time to time party thereto, the lenders from time to time party thereto, and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.  The Credit Agreement provides for a five-year senior unsecured term loan in an aggregate principal amount of $2,300,000,000 ($1,100,000,000 of which can be drawn on a delayed draw basis not later than nine months after the closing of the Credit Agreement) (the “Term Loan Facility”) and a five-year senior unsecured revolving credit facility in an aggregate committed principal amount of $2,000,000,000 (the “Revolving Credit Facility” and, together with the Term Loan Facility, the “Credit Facilities”). Certain proceeds of the Credit Facilities were used to repay loans outstanding under the Existing Credit Agreements (as defined below) and other indebtedness of the Company’s subsidiaries and to pay fees and expenses incurred in connection with the transactions contemplated by the Credit Agreement.  On July 1, 2015, after giving effect to the refinancing described above and the rollover of letters of credit outstanding under the Existing Credit Agreement, the Company had more than $3.5 billion of availability under the Revolving Credit Facility and existing accounts receivable securitization facility, which may be used to provide ongoing working capital and for other general corporate purposes. The Credit Facilities are unsecured and, as of July 1, 2015, are guaranteed by Rock-Tenn Company, a Georgia corporation (“RockTenn”), and MeadWestvaco Corporation, a Delaware corporation (“MWV”), which, following the consummation of the Combination (as defined below) became wholly owned subsidiaries of the Company.

At the Company’s option, loans issued under the Credit Facilities will bear interest at either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin.  Loans will initially bear interest at LIBOR plus 1.125% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.125%, in the alternative, and thereafter the interest rate will fluctuate between LIBOR plus 1.000% per annum and LIBOR plus 1.750% per annum (or between the alternate base rate plus 0.000% per annum and the alternate base rate plus 0.750% per annum), based upon the Company’s corporate credit ratings or the Leverage Ratio (as defined in the Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time.  In addition, the Company will be required to pay fees that will fluctuate between 0.125% per annum to 0.300% per annum on the unused amount of the Revolving Credit Facility, based upon the Company’s corporate credit ratings or the Leverage Ratio (whichever yields a lower fee).  Loans under the Credit Facilities may be prepaid at any time without premium.

The Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including: financial covenants (including maintenance of a maximum consolidated debt to capitalization ratio and a minimum consolidated interest coverage ratio) and limitations on liens, additional indebtedness and asset sales and mergers.  The Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; material breach of a representation or warranty; default on other material debt; bankruptcy or insolvency; incurrence of certain material ERISA liabilities; material judgments; impairment of loan documentation; change of control; and material breach of obligations under securitization programs.

The foregoing summary of the Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Credit Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Farm Credit Facility

On July 1, 2015, RockTenn CP, LLC, a Delaware limited liability company, Rock-Tenn Converting Company, a Georgia corporation, and MeadWestvaco Virginia Corporation, a Delaware corporation, as borrowers, entered into a credit agreement (the “Farm Loan Credit Agreement”) with  CoBank ACB (“CoBank”), as administrative agent. The Farm Loan Credit Agreement provides for a seven-year senior unsecured term loan in an aggregate principal amount of $600,000,000 (the “Farm Credit Facility”). The proceeds from the Farm Credit Facility will be used by the borrowers under the facility to finance (or refinance) investments made by the borrowers, that satisfy both of the following criteria: (a) such investments are (or were) made in order to allow existing mills to (i) utilize waste and waste product (including mixed paper post-consumer materials and old corrugated containers) as inputs for their operations or (ii) generate electric power from renewable energy sources (namely, energy conversion systems fueled by biomass) and to use the renewable power generated by the mills for their operations and (b) such investments are (or were) made in mills that are located in rural areas with populations of no more than 20,000.  The Farm Credit Facility is unsecured and, as of July 1, 2015, is guaranteed by the Company, RockTenn and MWV.

At the Company’s option, loans issued under the Farm Credit Facility will bear interest at either LIBOR or an alternate base rate, in each case plus an applicable interest rate margin.  Loans will initially bear interest at LIBOR plus 1.500% per annum, in the case of LIBOR borrowings, or at the alternate base rate plus 0.500%, in the alternative, and thereafter the interest rate will fluctuate between LIBOR plus 1.500% per annum and LIBOR plus 2.125% per annum (or between the alternate base rate plus 0.500% per annum and the alternate base rate plus 1.125% per annum), based upon the Company’s corporate credit ratings or Leverage Ratio (as defined in the Farm Loan Credit Agreement) (whichever yields a lower applicable interest rate margin) at such time.  Loans under the Farm Credit Facility may be prepaid at any time without premium.

The Farm Loan Credit Agreement contains substantially similar representations and warranties, affirmative and negative covenants and events of default as in the Credit Agreement described above.

The foregoing summary of the Farm Loan Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Farm Loan Credit Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Supplemental Indentures

RockTenn previously executed (i) an indenture, dated as of February 22, 2012, by and among RockTenn, the guarantors party thereto and HSBC Bank USA, National Association, as trustee (as supplemented from time to time, the “2012 HSBC Indenture”), under which RockTenn is the issuer of the 4.450% Senior Notes due 2019 and the 4.900% Senior Notes due 2022 and (ii) an indenture, dated as of September 11, 2012, by and among RockTenn, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (as supplemented from time to time, the “2012 BONYM Indenture” and, together with the 2012 HSBC Indenture, the “RockTenn Indentures”), under which RockTenn is the issuer of the 3.500% Senior Notes due 2020 and the 4.000% Senior Notes due 2023.

MWV previously executed (i) an indenture, dated as of July 15, 1982, between MWV (as successor to The Mead Corporation) and Deutsche Bank Trust Company Americas (as successor to Bankers Trust Company), as trustee (as supplemented from time to time, the “1982 Indenture”), under which MWV is the issuer of the 9.830% Notes due 2020; (ii) an indenture, dated as of March 1, 1983, between MWV (as successor to Westvaco Corporation) and The Bank of New York Mellon (as successor to Irving Trust Company), as trustee (as supplemented from time to time, the “1983 Indenture”), under which MWV is the issuer of the 9.750% Debentures due 2020, the 7.500% Sinking Fund Debentures due 2027, the 7.650% Sinking Fund Debentures due 2027, the 8.200% Debentures due 2030 and the 7.95% Debentures due 2031; (iii) an indenture, dated as of February 1, 1993, between MWV (as successor to The Mead Corporation) and The Bank of New York Mellon (as successor to The First National Bank of Chicago), as trustee (as supplemented from time to time, the “1993 Indenture”), under which MWV is the issuer of the 7.350% Debentures due 2017, the 6.840% Debentures due 2037 and the 7.550% Debentures due 2047; and (iv) and an indenture, dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as trustee (as supplemented from time to time, the “2002 Indenture” and, together with the 1982 Indenture, the 1983 Indenture and the 1993 Indenture, the “MWV Indentures”), under which MWV is the issuer of the 7.375% Notes due 2019 and the 6.800% Debentures due 2032.

In connection with the Combination, the Company, RockTenn and MWV entered into supplemental indentures (a) to add the Company and MWV as guarantors of the obligations of RockTenn under the RockTenn Indentures and all outstanding debt securities issued thereunder and (b) to add the Company and RockTenn as guarantors of the obligations of MWV under the MWV Indentures and all outstanding debt securities issued thereunder. On July 1, 2015, the Company, RockTenn, MWV and the appropriate trustees, entered into (i) Supplemental Indenture No. 3 to the 2012 HSBC Indenture; (ii) Supplemental Indenture No. 3 to the 2012 BONYM Indenture; (iii) the Seventh Supplemental Indenture to the 1982 Indenture; (iv) the Third Supplemental Indenture to the 1983 Indenture; (v) the Fourth Supplemental Indenture to the 1993 Indenture; and (vi) the First Supplemental Indenture to the 2002 Indenture ((i) through (vi) together, the “Supplemental Indentures”). The guarantees of the Company, RockTenn and MWV may be released upon the circumstances described in the Supplemental Indentures, including upon the merger or consolidation of any guarantor into another obligor in respect of the applicable RockTenn Indenture or MWV Indenture.

The foregoing summary of the Supplemental Indentures does not purport to be complete and is subject to and qualified in its entirety by reference to the Supplemental Indentures, copies of which are filed as Exhibits 4.1 through 4.6 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On July 1, 2015, in connection with the closing of the Credit Agreement and the Farm Loan Credit Agreement, (a) RockTenn terminated all outstanding commitments and repaid all outstanding loans under that certain Credit Agreement, dated May 27, 2011, and amended and restated as of September 27, 2012,  by and among RockTenn, as borrower, RockTenn Canada, as Canadian borrower, certain subsidiaries of RockTenn from time to time party thereto, as guarantors, the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and Bank of America, N.A., acting through its Canada branch, as Canadian administrative agent (the “Existing RockTenn Credit Agreement”), and (b) MWV terminated all outstanding commitments and repaid all outstanding loans under that certain Credit Agreement dated as of January 30, 2012, among MWV, the other borrowers from time to time party thereto, the lenders from time to time party thereto, Citibank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Barclays Bank plc, The Bank of Tokyo- Mitsubishi UFJ, Ltd. and UBS Loan Finance LLC, as documentation agents (the “Existing MWV Credit Agreement” and, together with the Existing RockTenn Credit Agreement, the “Existing Credit Agreements”).  As of July 1, 2015, immediately prior to the effectiveness of the Credit Agreement, the aggregate principal amount of the loans outstanding under the Existing RockTenn Credit Agreement and the Existing MWV Credit Agreement was $915 million and $0, respectively. Outstanding letters of credit under the Existing Credit Agreements were rolled over as letters of credit outstanding under the Credit Agreement.

After giving effect to the termination of the Existing RockTenn Credit Agreement and the entry into the Credit Agreement, none of the subsidiaries of RockTenn that had guaranteed the obligations of RockTenn under the RockTenn Indentures are guarantors of any “Credit Facility Debt” (as defined in the RockTenn Indentures).  Accordingly, pursuant to the provisions of the RockTenn Indentures, each such subsidiary was automatically released from its guarantee of the obligations of RockTenn under the RockTenn Indentures.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On July 1, 2015, pursuant to the Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015 (the “Business Combination Agreement”), by and among the Company, RockTenn, MWV, Rome Merger Sub, Inc., a Georgia corporation (“RockTenn Merger Sub”), and Milan Merger Sub, LLC, a Delaware limited liability company (“MWV Merger Sub”), RockTenn and MWV completed a strategic combination of their respective businesses. Pursuant to the Business Combination Agreement, (i) RockTenn Merger Sub was merged with and into RockTenn, with RockTenn surviving the merger as a wholly owned subsidiary of the Company, and (ii) MWV Merger Sub was merged with and into MWV, with MWV surviving the merger as a wholly owned subsidiary of the Company (collectively, the “Combination”).

As previously announced, under the terms of the Business Combination Agreement, subject to proration, allocation and certain limitations set forth in the Business Combination Agreement, shareholders of RockTenn had the option to elect to receive for each share of Class A common stock, par value $0.01 per share (“RockTenn Common Stock”), of RockTenn such shareholder held (except for excluded shares and dissenting shares as more particularly set forth in the Business Combination Agreement):

●
the right to receive an amount of cash equal to $63.549, the volume weighted average price per share of RockTenn Common Stock on the New York Stock Exchange (the “NYSE”) for the consecutive period over the five trading days immediately preceding (but not including) the third trading day prior to the effective time of the Combination (the “Cash Consideration”); or

●	the right to receive one fully paid and nonassessable share of common stock, par value $0.01 per share (“Company Common Stock”), of the Company (the “Stock Consideration”).

Because the Cash Consideration option was oversubscribed, the consideration to be received by the holders who elected to receive Cash Consideration was prorated pursuant to the terms set forth in the Business Combination Agreement. Following the proration:

●	shareholders of RockTenn who elected to receive the Stock Consideration received the Stock Consideration;

●	shareholders of RockTenn who failed to make a valid election prior to 5:00 p.m., Eastern Time, on June 23, 2015, the election deadline, received the Stock Consideration; and

●
shareholders of RockTenn who elected to receive the Cash Consideration received, for each share of RockTenn Common Stock they held (except for excluded shares and dissenting shares as more particularly set forth in the Business Combination Agreement), 0.1856 fully paid and nonassessable shares of Company Common Stock and an amount in cash equal to $51.7514.

As a result, RockTenn shareholders will receive in the aggregate 130,378,207 shares of Company Common Stock (which includes shares to be issued under certain RockTenn equity awards that vested as a result of the Combination) and approximately $667,829,832 in cash. At the effective time of the Combination, each share of common stock, par value $0.01 per share (“MWV Common Stock”), of MWV issued and outstanding immediately prior to the effective time of the Combination was converted into the right to receive 0.78 fully paid and nonassessable shares of Company Common Stock. In the aggregate, MWV stockholders will receive 131,154,432 shares of Company Common Stock (which includes shares to be issued under certain MWV equity awards that vested as a result of the Combination).

The shares of both RockTenn Common Stock and MWV Common Stock were suspended from trading on the NYSE prior to the open of trading on July 2, 2015.

This Current Report on Form 8-K establishes the Company as the successor issuer to RockTenn and MWV pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Pursuant to 12g-3(d) under the Exchange Act, shares of Company Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder.  The Company hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. On July 2, 2015, shares of Company Common Stock began regular-way trading on the NYSE under the ticker symbol “WRK”. The description of Company Common Stock set forth in the joint proxy statement/prospectus of the Company, RockTenn and MWV filed with the Securities and Exchange Commission (the “SEC”) on May 21, 2015 (the “Joint Proxy Statement/Prospectus”) is incorporated herein by reference.

The description of the Business Combination Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference. This summary is not intended to modify or supplement any factual disclosures about the Company, RockTenn or MWV, and should not be relied upon as disclosure about the Company, RockTenn or MWV without consideration of the periodic and current reports and statements that the Company, RockTenn and MWV file with the SEC. The terms of the Business Combination Agreement govern the contractual rights and relationships between, and allocate risks among, the parties thereto in relation to the transactions contemplated thereby. In particular, the representations and warranties made by the parties to each other in the Business Combination Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Business Combination Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and should not be relied upon as statements of fact.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Combination, shares of RockTenn Common Stock and MWV Common Stock were each registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. As a result of the Combination, RockTenn has requested that the NYSE file a Form 25 to withdraw the shares of RockTenn Common Stock from listing on the NYSE, and MWV has requested that the NYSE file a Form 25 to withdraw the shares of MWV Common Stock from listing on the NYSE. The shares of both RockTenn Common Stock and MWV Common Stock were suspended from trading on the NYSE prior to the open of trading on July 2, 2015. RockTenn expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of RockTenn Common Stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of RockTenn, and MWV expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of MWV Common Stock, and suspend the reporting obligations under Sections 12(g) and 15(d) of the Exchange Act of MWV.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

In connection with the Combination, on July 1, 2015, each share of RockTenn Common Stock and MWV Common Stock was canceled. Shareholders of RockTenn had the option to elect to receive for each share of RockTenn Common Stock (except for excluded shares and dissenting shares as more particularly set forth in the Business Combination Agreement) the Cash Consideration or the Stock Consideration. As a result, RockTenn shareholders will receive in the aggregate 130,378,207 shares of Company Common Stock (which includes shares to be issued under certain RockTenn equity awards that vested as a result of the Combination) and approximately $667,829,832 in cash. At the effective time of the Combination, each share of MWV Common Stock issued and outstanding immediately prior to the effective time of the Combination was converted into the right to receive 0.78 shares of Company Common Stock. In the aggregate, former MWV stockholders will receive 131,154,432 shares of Company Common Stock (which includes shares to be issued under certain MWV equity awards that vested as a result of the Combination).

As provided in the Combination Agreement, at the effective time of the Combination, (i) all shares of restricted stock and restricted stock units relating to shares of RockTenn Common Stock that were outstanding immediately prior to the effective time of the Combination were generally converted into options, shares of restricted stock and restricted stock units, respectively, relating to shares of Company Common Stock, and (ii) all options, stock appreciation rights, restricted stock units and director stock units relating to shares of MWV Common Stock that were outstanding immediately prior to the effective time of the Combination were generally converted into options, stock appreciation rights, restricted stock units and director stock units, respectively, relating to shares of Company Common Stock after giving effect to appropriate adjustments to reflect the Combination, in each case, on the same terms and conditions as applied prior to the effective time of the Combination.

The information set forth in Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

Prior to the effective time of the Combination, the Company was a wholly owned subsidiary of RockTenn. Upon the effective time of the Combination, a change in control of the Company occurred and shares of Company Common Stock are now held by former holders of RockTenn Common Stock and MWV Common Stock. The information set forth in Items 2.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

Prior to the effective time of the Combination, the Company’s board of directors (the “Board”) approved an increase in the size of the Board from two to fourteen directors.

Immediately prior to the effective time of the Combination, Steven C. Voorhees and Ward H. Dickson, members of the Board since the Company’s incorporation, tendered their letters of resignation from the Board, and the Company’s sole stockholder, RockTenn, cast all of its shares of Company Common Stock in favor of electing Timothy J. Bernlohr, J. Powell Brown, Terrell K. Crews, Russell M. Currey, G. Stephen Felker, Lawrence L. Gellerstedt III, Steven C. Voorhees, Bettina M. Whyte, Michael E. Campbell, John A. Luke, Jr., Gracia C. Martore, James E. Nevels, Timothy H. Powers and Alan D. Wilson to the Board.  John A. Luke, Jr. was appointed by the Board as Non-Executive Chairman of the Board.

Committee Appointments

Effective as of the effective time of the Combination, the individuals identified below were designated and appointed to the Nominating and Corporate Governance Committee, the Compensation Committee, the Audit Committee, the Finance Committee and the Executive Committee, respectively, of the Board:

Nominating and Governance Committee
Bettina M. Whyte (Chairman)
Michael E. Campbell
G. Stephen Felker
Lawrence L. Gellerstedt III
Alan D. Wilson

Compensation Committee
Lawrence L. Gellerstedt III (Chairman)
Timothy J. Bernlohr
Gracia C. Martore
Timothy H. Powers
Bettina M. Whyte

Audit Committee
Gracia C. Martore (Chairman)
Timothy J. Bernlohr
J. Powell Brown
Terrell K. Crews
Russell M. Currey
James E. Nevels
Timothy H. Powers

Finance Committee
Alan D. Wilson (Chairman)
J. Powell Brown
Michael E. Campbell
Terrell K. Crews
Russell M. Currey
G. Stephen Felker
James E. Nevels

Executive Committee
John A. Luke, Jr. (Chairman)
Lawrence L. Gellerstedt III
Gracia C. Martore
Steven C. Voorhees
Bettina M. Whyte

Resignation and Appointment of Officers

In connection with the Combination, each current officer of the Company resigned and the Board appointed new executive officers of the Company. The names of these executive officers and their respective positions are indicated below:

Steven C. Voorhees	Chief Executive Officer and President
Robert K. Beckler	President, Packaging Solutions
James B. Porter III	President, Paper Solutions
Ward H. Dickson	Chief Financial Officer
Jennifer Graham Johnson	Chief Human Resources Officer
Robert B. McIntosh	Executive Vice President, General Counsel and Secretary
A. Stephen Meadows	Chief Accounting Officer

Biographical information for each of the Company’s executive officers is set forth below.

Name	Biographical Information	Age

Steven C. Voorhees	Steven C. Voorhees served as RockTenn’s Chief Executive Officer from November 2013 to July 2015. He served as RockTenn’s President and Chief Operating Officer from January 2013 through October 2013 and served as RockTenn’s Executive Vice President and Chief Financial Officer, from September 2000 to January 2013. Mr. Voorhees also served as RockTenn’s Chief Administrative Officer from July 2008 to January 2013.	60

Robert K. Beckler	Dr. Robert K. Beckler served as MWV’s Executive Vice President and President, Packaging Solutions from 2014 to July 2015. He served as President of MWV Rigesa from 2010 to 2014, President, Specialty Chemicals from 2007 to 2010 and Vice President, Specialty Chemicals from 2004 to 2007. Mr. Beckler joined MWV in 1987.	53

James B. Porter III
James B. Porter III served as RockTenn’s President, Paper Solutions from April 2014 to July 2015. He served as RockTenn’s President - Corrugated Packaging from July 2012 to April 2014, served as RockTenn’s President - Corrugated Packaging and Recycling from May 2011 to July 2012 and served as Executive Vice President of RockTenn’s corrugated packaging business from July 2008 until May 2011. Mr. Porter joined RockTenn in connection with RockTenn’s acquisition of Southern Container Corp. in March 2008. Prior to his appointment as Executive Vice President, Mr. Porter served as the President and Chief Operating Officer of Southern Container from 2004 and served as the President of Solvay Paperboard, a subsidiary of Southern Container, from 1997 through 2004.
		63

Ward H. Dickson
Ward H. Dickson served as RockTenn’s Executive Vice President and Chief Financial Officer from September 2013 to July 2015. From November of 2011 until September 2013, he served as the Senior Vice President of Finance for the global sales and service organization of Cisco Systems, Inc., and, from July 2009 to November 2011, he served as the Vice President of Finance for the global sales and service organization of Cisco. Mr. Dickson served as the Vice President of Finance at Scientific Atlanta, a division of Cisco, from February 2006 until July 2009. Prior to Cisco’s acquisition of Scientific Atlanta, Inc. in February 2006, Mr. Dickson had served as that company’s Vice President of Worldwide Financial Operations since 2003.
		52

Jennifer Graham-Johnson	Jennifer Graham-Johnson served as RockTenn’s Executive Vice President, Human Resources from April 2012 to July 2015. She served as RockTenn’s Senior Vice President, Employee Services from February 2012 until April 2012, served as RockTenn’s Vice President of Employee Services from August 2008 until February 2012 and served as RockTenn’s Vice President of Benefits from November 2003 until August 2008. Ms. Graham-Johnson joined RockTenn in 1993.	47

Robert B. McIntosh	Robert B. McIntosh has served as RockTenn’s Executive Vice President, General Counsel and Secretary from January 2009 to July 2015 and served as RockTenn’s Senior Vice President, General Counsel and Secretary from August 2000 until January 2009. Mr. McIntosh joined RockTenn in 1995 as Vice President and General Counsel.	58

A. Stephen Meadows	A. Stephen Meadows served as RockTenn’s Chief Accounting Officer from 2006 to July 2015. He previously served as Chief Accounting Officer at Drummond Company, Inc., and Vice President, Finance and Risk Management at Progress Ventures.	65

Compensatory Plans

In connection with the closing of the Combination, the Company assumed the sponsorship of each of the following compensatory plans of RockTenn or MWV, as applicable:  (i) the RockTenn Amended and Restated 2004 Incentive Stock Plan, effective as of January 27, 2012, (ii) the 2004 Incentive Stock Plan, as amended through March 28, 2011, (iii) the RockTenn (SSCC) Equity Incentive Plan, (iv) the MWV Savings and Employee Stock Ownership Plan for Bargained Hourly Employees, (v) the MWV Savings and Employee Stock Ownership Plan for Salaried and Non-Bargained Hourly Employees, (vi) the MWV 2005 Performance Incentive Plan, effective April 22, 2005 and as amended through February 25, 2013, (vii) the MWV Compensation Plan for Non-Employee Directors, as amended and restated effective January 1, 2009, and (viii) the MWV 1996 Stock Option Plan, as amended and restated, as well as any outstanding awards granted under the applicable plan, the award agreements evidencing the grants of such awards and the remaining shares available under the applicable plan, including any awards granted to the Company’s executive officers, in each case subject to applicable adjustments in the manner set forth in the Business Combination Agreement to such awards.

In addition, in connection with the closing of the Combination, the Company assumed the sponsorship of each of the other employee compensation and benefit plans and agreements of RockTenn and MWV, including the following plans and agreements:  (i) the Rock-Tenn Company Supplemental Executive Retirement Plan Amended and Restated Effective as of October 27, 2011, (ii) the Rock-Tenn Company Supplemental Retirement Savings Plan, as amended and restated through October 1, 2011, (iii) the Rock-Tenn Company Annual Executive Bonus Program, (iv) the Employment Agreement between James B. Porter III and RockTenn, effective January 1, 2015, (v) the MeadWestvaco Corporation Executive Retirement Plan, as amended through January 1, 2009, (vi) the MeadWestvaco Corporation Deferred Income Plan Restatement, (vii) the MeadWestvaco Corporation Retirement Restoration Plan, (viii) the MeadWestvaco Corporation Plan for Non-Employee Directors, (ix) the Employment Agreement between MWV and Robert K. Beckler, dated March 3, 2014, and (x) the Employment Agreement between MWV and Peter C. Durette, dated April 12, 2010, as well as any rights and obligations of RockTenn and MWV under such plans and agreements.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 1, 2015, in connection with the Combination, the Company amended and restated its Certificate of Incorporation and Bylaws to reflect the changes contemplated by the Business Combination Agreement and described in the Joint Proxy Statement/Prospectus. The Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.07.

Item 8.01.	Other Events.

On July 1, 2015, the Company issued a press release announcing the completion of the Combination, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Rule 3-05 of Regulation S-X were previously reported in, or incorporated by reference into, the Joint Proxy Statement/Prospectus.

(b) Pro Forma Financial Information.

The pro forma financial information required by this Item 9.01(b) was previously reported in the Joint Proxy Statement/Prospectus.

Exhibit Number	Description of Exhibit

2.1
Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015, by and among the Company, RockTenn, MWV, RockTenn Merger Sub and MWV Merger Sub (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on March 10, 2015 (File No. 333-202643)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of February 22, 2012, by and among RockTenn, the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.

4.2
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of September 11, 2012, by and among RockTenn, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Seventh Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas, as Trustee.

4.4	Third Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee.

4.5	Fourth Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee.

4.6	First Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee.

10.1
Credit Agreement, dated as of July 1, 2015, among the Company, RockTenn Company of Canada Holdings Corp./Compagnie de Holdings RockTenn du Canada Corp., certain subsidiaries of the Company from time to time party thereto as subsidiary borrowers, certain subsidiaries of the Company from time to time party thereto as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

10.2
Credit Agreement, dated as of July 1, 2015, among RockTenn CP, LLC, Rock-Tenn Converting Company and MeadWestvaco Virginia Corporation, as borrowers, the Company, MWV and RockTenn, as guarantors, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.

99.1	Press Release, dated July 1, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WESTROCK COMPANY

	By:	/s/ Robert B. McIntosh
Name: Robert B. McIntosh
Title: Executive Vice President, General Counsel and Secretary

Date: July 2, 2015

EXHIBIT INDEX

Exhibit Number	Description

2.1
Second Amended and Restated Business Combination Agreement, dated as of April 17, 2015 and amended as of May 5, 2015, by and among the Company, RockTenn, MWV, RockTenn Merger Sub and MWV Merger Sub (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on March 10, 2015 (File No. 333-202643)).

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of February 22, 2012, by and among RockTenn, the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.

4.2
Supplemental Indenture No. 3, dated as of July 1, 2015, to the Indenture dated as of September 11, 2012, by and among RockTenn, the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.3	Seventh Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of July 15, 1982, between MWV and Deutsche Bank Trust Company Americas, as Trustee.

4.4	Third Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee.

4.5	Fourth Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee.

4.6	First Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee.

10.1
Credit Agreement, dated as of July 1, 2015, among the Company, RockTenn Company of Canada Holdings Corp./Compagnie de Holdings RockTenn du Canada Corp., certain subsidiaries of the Company from time to time party thereto as subsidiary borrowers, certain subsidiaries of the Company from time to time party thereto as guarantors, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent.

10.2
Credit Agreement, dated as of July 1, 2015, among RockTenn CP, LLC, Rock-Tenn Converting Company and MeadWestvaco Virginia Corporation, as borrowers, the Company, MWV and RockTenn, as guarantors, the lenders from time to time party thereto and CoBank, ACB, as administrative agent.

99.1	Press Release, dated July 1, 2015.